UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
August 13, 2007
(Date of earliest event reported)
RF Micro Devices, Inc.
(Exact name of registrant as specified in its charter)

North Carolina (State or Other Jurisdiction of Incorporation)	0-22511 (Commission File Number)	56-1733461 (I.R.S. Employer Identification No.)
7628 Thorndike Road
Greensboro, North Carolina 27409-9421
(Address of principal executive offices)
(Zip Code)
(336) 664-1233
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3

Item 8.01. Other Events
     On August 13, 2007, RF Micro Devices, Inc. (“RFMD”) and Sirenza Microdevices, Inc. (“Sirenza”) issued a press release announcing that they have entered into a definitive merger agreement. In addition, on August 13, 2007, RFMD (i) held a webcast conference call to discuss the transaction and utilized a slide presentation during the conference call, and (ii) distributed an e-mail communication to RFMD employees announcing the transaction.
     Copies of each of the joint press release, investor slide presentation and RFMD employee communication are attached to this Current Report on Form 8-K as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Joint press release by RF Micro Devices, Inc. and Sirenza Microdevices, Inc., dated August 13, 2007, announcing execution of definitive merger agreement.

99.2	Investor slide presentation, first presented during an RF Micro Devices, Inc. webcast conference call on August 13, 2007.

99.3	E-mail communication distributed to employees of RF Micro Devices, Inc., dated August 13, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF Micro Devices, Inc.
By:	/s/ William A. Priddy, Jr.
William A. Priddy, Jr.
Chief Financial Officer and Corporate Vice President of Administration

Date: August 13, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Joint press release by RF Micro Devices, Inc. and Sirenza Microdevices, Inc., dated August 13, 2007, announcing execution of definitive merger agreement.

99.2	Investor slide presentation, first presented during an RF Micro Devices, Inc.
webcast conference call on August 13, 2007.

99.3	E-mail communication distributed to employees of RF Micro Devices, Inc., dated August 13, 2007.